Exhibit 99.1
SIGNATURE ASSISTED LIVING OF TEXAS, LLC
FINANCIAL STATEMENTS
December 31, 2009 and 2008
with
Independent Auditors’ Report

SIGNATURE ASSISTED LIVING OF TEXAS, LLC

INDEPENDENT AUDITORS’ REPORT
To the Members
of Signature Assisted Living of Texas, LLC
     We have audited the accompanying balance sheets of Signature Assisted Living of Texas, LLC (the “Company”) as of December 31, 2009 and 2008, and the related statements of income, changes in members’ equity, and cash flows for the years then ended. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2009 and 2008, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Dallas, Texas
November 11, 2010

SIGNATURE ASSISTED LIVING OF TEXAS, LLC
BALANCE SHEETS
December 31, 2009 and 2008

	2009	2008
ASSETS
Cash and cash equivalents	$388,585	$298,866
Cash — restricted	605,794	593,750
Accounts receivable	134,286	31,192
Accounts receivable — related parties	3,108,130	5,303,820
Reimbursable construction costs	2,774,080	343,514
Inventory	—	4,391
Prepaid expenses	825,779	747,479

Total current assets	7,836,654	7,323,012

Property and equipment, net	339,771	397,125
Deposits	3,450	3,450

Total assets	$8,179,875	$7,723,587

The accompanying notes are an integral
part of these financial statements.

SIGNATURE ASSISTED LIVING OF TEXAS, LLC
BALANCE SHEETS
December 31, 2009 and 2008

	2009	2008
LIABILITIES AND MEMBERS’ EQUITY
Accounts payable	$1,148,650	$326,265
Accounts payable — related parties	1,760,897	4,725,791
Other payables	28,671	23,749
Accrued expenses	1,499,666	1,278,941
Deferred revenue	513,942	589,750
Capital lease obligations — current portion	136,106	100,749
Refundable deposits	54,000	55,090
Notes payable — related parties	182,088	182,088

Total current liabilities	5,324,020	7,282,423

Capital lease obligations — long term portion	202,087	238,059

Total liabilities	5,526,107	7,520,482

Members’ equity
Controlling interest
Contributions	900	900
Accumulated earnings prior to non-controlling interest	2,421,418	164,571
Non-controlling interest in subsidiary
Contributions	100	100
Distributions	(47,634)	(10,000)
Accumulated earnings	278,984	47,534

Total members’ equity	2,653,768	203,105

Total liabilities and members’ equity	$8,179,875	$7,723,587

The accompanying notes are an integral
part of these financial statements.

SIGNATURE ASSISTED LIVING OF TEXAS, LLC
STATEMENTS OF INCOME
For the Years Ended December 31, 2009 and 2008

	2009	2008
Revenues
Rental revenue from residents	$22,054,700	$19,739,538
Other fees from residents	494,112	—
Other income	196,173	54,466

Total revenue	22,744,985	19,794,004

Expenses
Residence operating expenses
Advertising and marketing	72,299	98,147
Food services	1,097,976	997,737
General and administrative — residences	566,826	392,829
Housekeeping and maintenance	583,336	440,522
Insurance	191,696	231,751
Miscellaneous expenses	70,819	71,672
Payroll and related expenses	7,828,085	7,102,802
Property taxes	861,037	831,141
Other taxes	261,685	129,987
Resident activities and care	141,061	136,878
Utilities	1,152,739	1,195,288

Total residence operating expenses	12,827,559	11,628,754

Building lease payments	5,626,872	5,339,239

Start up cost	14,293	34,127

Management fees — related party	1,586,769	1,381,487

Depreciation and amortization expenses	118,708	114,386

Finance and interest expenses
Finance charges	33,145	42,196
Interest expense — related party notes	61,386	22,299

Total finance and interest expenses	94,531	64,495

Total expenses	20,268,732	18,562,488

Profit from operations	2,476,253	1,231,516
Other income
Interest income	12,044	26,490

Profit before non-controlling interest	2,488,297	1,258,006
Less: net gain attributable to non-controlling interest	231,450	152,124

Net profit	$2,256,847	$1,105,882

The accompanying notes are an integral
part of these financial statements.

SIGNATURE ASSISTED LIVING OF TEXAS, LLC
STATEMENTS OF CHANGES IN MEMBERS’ EQUITY
For the Years Ended December 31, 2009 and 2008

		Non-
	Controlling	Controlling
	Interest	Interest	Total Interest
Balance at December 31, 2007	$(940,411)	$(104,490)	$(1,044,901)
Capital distribution	—	(10,000)	(10,000)
Net profit	1,105,882	152,124	1,258,006

Balance at December 31, 2008	165,471	37,634	203,105
Capital distribution	—	(37,634)	(37,634)
Net profit	2,256,847	231,450	2,488,297

Balance at December 31, 2009	$2,422,318	$231,450	$2,653,768

The accompanying notes are an integral
part of these financial statements.

SIGNATURE ASSISTED LIVING OF TEXAS, LLC
STATEMENTS OF CASH FLOW
For the Years Ended December 31, 2009 and 2008

	2009	2008
Cash flows from operating activities
Net profit	$2,256,847	$1,105,882
Net profit attributable to non-controlling interest	231,450	152,124
Adjustments to reconcile net profit to net cash (used) provided by operating activities
Depreciation and amortization	118,708	114,386
Loss on write off of fixed assets	45,625	—
Changes in operating assets and liabilities
(Increase) decrease in operating assets
Accounts receivable	(103,094)	(30,691)
Accounts receivable — related parties	2,195,690	(3,756,390)
Other receivable	—	6,932
Reimbursable construction costs	(2,430,566)	426,135
Inventory	4,391	(4,391)
Prepaid expenses	(78,300)	(337,393)
Other assets	—	26,403
Increase (decrease) in operating liabilities
Accounts payable	822,385	(536,941)
Accounts payable — related parties	(2,964,894)	2,683,420
Other payables	4,922	23,749
Payroll tax payable	—	(23,716)
Accrued expenses	220,725	363,426
Deferred revenue	(75,808)	110,977
Refundable deposits	(1,090)	55,090

Net cash provided by operating activities	246,991	379,002

Cash flows from investing activities
Purchase of property and equipment	(1,872)	(41,362)

Net cash used by investing activities	(1,872)	(41,362)

Cash flows from financing activities
Distribution to members	(37,634)	(10,000)
Principal payments on capital leases	(105,722)	(84,364)

Net cash used by financing activities	(143,356)	(94,364)

Net increase in cash	101,763	243,276
Cash, beginning of year	892,616	649,340

Cash, end of year	$994,379	$892,616

Supplemental information:
Interest paid	$61,386	$22,299

State margin taxes paid	$154,392	$99,741

Noncash activities:
Through the year ending December 31, 2009 and 2008, the Company acquired vehicles through financing agreements totaling $105,108 and $56,907, respectively.
The accompanying notes are an integral
part of these financial statements.

SIGNATURE ASSISTED LIVING OF TEXAS, LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2009 and 2008
1. ORGANIZATION AND ACCOUNTING PRINCIPLES
     General Information and Operations
     Signature Assisted Living of Texas, LLC, (the “Company”) is majority owned by Signature Assisted Living, LLC (“SAL”). Opus Won, LLC (“Opus”), a Florida limited liability company, has a 10 percent interest in eight of the ten communities owned by the Company. The communities in which Opus holds a minority interest are as follows: Spring Lake Assisted Living and Memory Care Community, Pecan Point Assisted Living and Memory Care Community, Hawkins Creek Assisted Living and Memory Care Community, Azalea Trails Assisted Living and Memory Care Community, Santa Fe Trails Assisted Living and Memory Care Community, Walnut Creek Assisted Living and Memory Care Community, Martin Crest Assisted Living and Memory Care Community, and Magnolia Assisted Living and Memory Care Community.
     At December 31, 2009, the Company operates ten assisted living communities in the State of Texas and is in the process of developing and constructing two more assisted living communities in Texas. See Note 3 for additional information regarding the operations of the Company.
     Basis of Accounting
     The financial statements are presented using accounting principles generally accepted in the United States of America.
     Cash and Cash Equivalents
     Cash or cash equivalents include all highly liquid debt instruments purchased with a maturity of three months or less.

     Accounts Receivable
     Accounts receivable represent amounts due from tenants and other third parties originating during the normal course of business. Receivables which are 60 days past due are evaluated by management for collectability. Receivables determined to be uncollectible are written off using the direct write-off method. Currently, all amounts are considered fully collectible.
     Inventory
     Inventory is valued at the lower of cost or market.
     Property and Equipment
     The Company capitalizes all expenditures for property and equipment that exceed $1,000 and have a useful life of more than one year. Depreciation is computed over the estimated useful lives of the assets using the straight line method. Useful lives range from 5-30 years.
     Deferred Revenue
     Deferred revenue represents amounts prepaid as of December 31, 2009 and 2008 by tenants of the Company for rent related to 2010 and 2009, respectively.
     Revenue Recognition
     Revenue is recognized when earned or as rent becomes due, typically at the first of each month.
     Use of Estimates
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results may differ from those estimates.

     Fair Value of Financial Instruments
     The Company’s financial instruments, none of which are held for trading purposes, include cash, accounts receivable, accounts payable and short and long-term debt. Management estimates that the fair value of all financial instruments at December 31, 2009 and 2008 does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying financial statements.
     Income and Texas State Margin Taxes
     Under existing provisions of the Internal Revenue Code, the income or loss of a limited liability company filing its taxes as a partnership is recognized by the individual members for income tax purposes. Accordingly, no provision for income tax has been made in the accompanying financial statements.
     The Company is subject to the Texas State Margin Tax, and will file its state margin tax return as part of a consolidated group. The state margin tax is calculated based upon the consolidated groups’ taxable margin, reduced by eligible tax credits and then allocated to the consolidated entities based on an entity’s percentage of gross revenues to the gross revenues of the consolidated group.
     In addition, as of January 1, 2009, the Company has adopted FASB ASC 740, Accounting for Uncertainty in Income Taxes. The Company’s management has evaluated its tax positions and has not identified any material uncertain tax positions that would not be sustained in a federal or state income tax examination. Accordingly, no provision for uncertain tax positions has been made in the accompanying financial statements.
     Subsequent Events
     In accordance with FASB ASC 855, Subsequent Events, management has reviewed subsequent events through November 11, 2010, the date the report was available to be issued.
     Reclassifications
     Certain reclassifications have been made to the 2008 financial statement presentation to correspond to the current year’s format. Total equity and net income are unchanged due to these reclassifications.

2. CASH — RESTRICTED
     The Company has two certificates of deposits which are time restricted. The time restrictions expire on November 18, 2010 and October 25, 2010, respectively.

	2009	2008
Certificate of Deposit — A	$557,648	$546,750
Certificate of Deposit — B	48,146	47,000

	$605,794	$593,750

3. REIMBURSABLE CONSTRUCTION COSTS
     The Company is currently developing and constructing several assisted living and memory care communities on behalf of Health Care REIT, LLC and HCRI Texas Properties, LLC (the “Landlords”). Upon completion of construction and after a certificate of occupancy is issued for a community, the Company leases the completed community under an operating lease agreement with the Landlords according to specifications as set forth in the Master Lease Agreement between the Landlords and the Company with revisions as set forth in the November 1, 2005 Amended and Restated Term Sheet for Master Lease (the “Agreement”). According to the Agreement, there is an option period in which the Company can opt to purchase the leased properties from the Landlords. The option purchase price, specified in the Agreement, is not a bargain purchase price as defined by FASB ASC 840, Leases, and therefore, the leases are presented as operating leases instead of capital leases.
     Ten communities, in various Texas locations, have obtained certificates of occupancy and are operating as of December 31, 2009. The costs incurred in developing and constructing the assisted living communities, according to the Agreement, between the Landlords and the Company, were reimbursed by the Landlords to the Company with an investment amount by the Landlords of $60,700,000. As of December 31, 2009, two additional communities were under construction at McKinney, Texas and Conroe, Texas. The costs incurred in developing and constructing these assisted living and memory care communities, according to the Agreement, between the Landlords and the Company, are reimbursable by the Landlords to the Company with a maximum investment amount

$10,200,000 and $10,000,000, respectively. The investment amount will cover all approved community construction costs including acquisition costs of land and improvements, development costs, renovation costs, costs of personal property not to exceed 10 percent of the allocated investment amount, closing costs, construction costs and fees, subject to review and approval by the Landlords.
          The total amount of construction costs that are reimbursable by the Landlords as of December 31, 2009 and 2008 are $2,774,080 and $343,514, respectively.
4. PROPERTY AND EQUIPMENT
          Detail of property and equipment at December 31, 2009 and 2008 is:

	2009	2008
Furniture and equipment	$—	$60,796
Assets under capital leases	669,705	562,725

Total property and equipment	669,705	623,521
Less: accumulated depreciation	(329,934)	(226,396)

Total property and equipment, net	$339,771	$397,125

          Depreciation expense totaled $118,708 and $114,386 for the years ended December 31, 2009 and 2008, respectively.
5. CAPITAL LEASES
          At December 31, 2009 and 2008, net property and equipment on the balance sheets includes $669,705 for twelve 12-passenger Ford minibuses and $562,725 for ten 12-passenger Ford minibuses, respectively, that are used to transport residents of the communities. The lease agreement contains a bargain purchase option at the end of the lease term. Future minimum lease payments under capital leases are as follows:

Year ending December 31,	Principal	Interest	Total
2010	$136,106	$28,376	$164,482
2011	127,988	13,839	141,827
2012	45,802	4,975	50,777
2013	28,297	1,120	29,417

Total minimum lease payments	$338,193	$48,310	$386,503

6. CONCENTRATION OF CREDIT RISK
          The cash balances of the Company are held in financial institutions in the North Texas area. If cash balances exceed the amounts covered by insurance provided by the Federal Deposit Insurance Corporation (FDIC), the excess balances could be at risk of loss. The total cash at risk of loss at December 31, 2009 and 2008 is $574,914 and $628,103, respectively.
7. COMMITMENT AND CONTINGENCIES
          The guarantors for the communities under construction contract include the Company, each subtenant, manager, Signature Senior Living, LLC. (each an “Entity Guarantor”) and Steven Vick and Linda Martin and their respective spouses (each a “Personal Guarantor”). All guarantees are joint and several. Guaranty of all Personal Guarantors is to be as follows: i) 100 percent of the greater of the community cost or the maximum investment amount during construction (See Note 2), ii) 15 percent of the allocated investment amount for such facility after a certificate of occupancy is issued, and iii) 2.5 percent of the allocated investment amount upon the compliance of the Company for four consecutive quarters with the portfolio coverage ratio, as defined in the Agreement. There is a potential liability for up to the investment amount for each community should there be an unremedied breach of the Agreement until a certificate of occupancy is obtained. The following chart shows the level of liability to which each property is guaranteed as of December 31, 2009.

Community Name	15%	2.50%
Paris — Spring Lake		•
Sherman — Pecan Point		•
Longview — Hawkins Creek		•
Tyler — Azalea Trails		•
Cleburne — Santa Fe		•
Mansfield — Walnut Creek	•
Weatherford — Martin Crest	•
Nacogdoches — Magnolia		•
Palestine — Dogwood	•
Waxahachie — Buffalo Creek	•

8. OPERATING LEASES
          The Company pays rent to the Health Care REIT, Inc. for each of its operating communities. Under the Agreement, the initial term of the lease is 15 years with two 5 year renewal options. The base rent will be calculated using the 15-year USTN plus 4 percent with a floor of 9 percent subject to changes in the CPI and based on the number of communities added during the lease term. Rent expense under the Agreement for the year ended December 31, 2009 and 2008 totals $5,626,872 and $5,339,239, respectively.
9. RELATED PARTY TRANSACTIONS
          The Company is part of affiliated group of companies which exist to administrate and manage the operations of assisted living facilities. Related party transactions with these affiliated companies are as follow:
•	Receivables from related parties total $3,108,130 and $5,303,820 at December 31, 2009 and 2008, respectively.

•	Accounts payable to related parties total $1,760,897 and $4,725,791 at December 31, 2009 and 2008, respectively.

•	Notes payable to related parties total $182,088 at December 31, 2009 and 2008.

•	Management fees paid to a related party total $1,586,769 and $1,381,487 for the years ended December 31, 2009 and 2008, respectively.

•	Interest expense paid to related parties totals $61,386 and $22,299 for the years ended December 31, 2009 and 2008, respectively.
10. SUBSEQUENT EVENTS
          At September 10, 2010, the Company sold its leasing rights to 12 communities as described in Note 3 owned by Health Care REIT, LLC to Capital Senior Living Acquisition, LLC.